UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 23, 2014

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On June 23, 2014, we dismissed BDO USA, LLP as our independent registered public accounting firm. The decision to change our independent registered public accounting firm was recommended and approved by the Audit Committee of our Board of Directors.

During the fiscal years ended April 30, 2014 and 2013 and the subsequent interim period through and including June 23, 2014, there were no (i) disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference thereto in its reports on the financial statements for such years, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The reports of BDO USA, LLP on our financial statements as of and for the fiscal years ended April 30, 2014 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

We have requested that BDO USA, LLP furnish a letter addressed to the Securities and Exchange Commission stating whether BDO USA agrees with the above statements made by us. A copy of this letter, dated June 25, 2014, is filed as Exhibit 16 to this Current Report on Form 8-K.

New Independent Registered Public Accounting Firm

On June 23, 2014, the Audit Committee of our Board of Directors engaged Deloitte & Touche LLP as our new independent registered public accounting firm.

During the fiscal years ended April 30, 2014 and 2013 and the subsequent interim period through and including June 23, 2014, we did not consult with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

16	Letter of BDO USA, LLP to the Securities and Exchange Commission dated June 25, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: June 26, 2014	By:	/s/ Robert J. Cicero
Robert J. Cicero
Vice President, General Counsel, Chief Compliance Officer, and Secretary

EXHIBIT INDEX

16	Letter of BDO USA, LLP to the Securities and Exchange Commission dated June 25, 2014